EXHIBIT 4.16

                                STOCK OPTION PLAN









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                               TRIMARK ENERGY LTD.


                                STOCK OPTION PLAN


                                February 12, 2004














Approved by the Board of
Directors on February 12, 2004.

Approved by the
Shareholders on February 12, 2004.




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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1 DEFINITIONS AND INTERPRETATION.......................................1
   1.1   Definitions...........................................................1
   1.2   Choice of Law.........................................................3
   1.3   Headings..............................................................3
   1.4   Effective Date........................................................3
ARTICLE 2 PURPOSE AND PARTICIPATION............................................4
   2.1   Purpose of Plan.......................................................4
   2.2   Participation in Plan.................................................4
   2.3   Notification of Award.................................................4
   2.4   Copy of Plan..........................................................4
   2.5   Limitation ...........................................................4
   2.6   Representations of the Company........................................4
ARTICLE 3 TERMS AND CONDITIONS OF OPTIONS......................................4
   3.1   Board to Issue Shares.................................................4
   3.2   Number of Shares......................................................4
   3.3   Term of Option........................................................5
   3.4   Termination of Option.................................................5
   3.5   Exercise Price .......................................................6
   3.6   Additional Terms......................................................6
   3.7   Non-Assignment of Options.............................................7
   3.8   Adjustments...........................................................7
   3.9   Tier 2 TSX Venture Exchange...........................................7
ARTICLE 4 TRANSFERABILITY OF OPTIONS...........................................7
   4.1   Non-transferable......................................................7
   4.2   Death of Optionee.....................................................7
   4.3   Disability of Optionee................................................7
   4.4   Disability and Death of Optionee......................................7
   4.5   Unanimous Agreement...................................................8
   4.6   Deemed Non-Interruption of Employment.................................8
ARTICLE 5 EXERCISE OF OPTION...................................................8
   5.1   Exercise of Option....................................................8
   5.2   Issue of Share Certificates...........................................8
   5.3   Condition of Issue....................................................8
ARTICLE 6 ADMINISTRATION.......................................................8
   6.1   Board or Committee....................................................8
   6.2   Appointment of Committee..............................................8
   6.3   Quorum and Voting.....................................................9
   6.4   Powers of Committee...................................................9
   6.5   Obtain Regulatory Approvals...........................................9
   6.6   Administration by Committee...........................................9
   6.7   Interpretation.......................................................10
ARTICLE 7 AMENDMENT AND TERMINATION...........................................10
   7.1   Amendment of Plan....................................................10
   7.2   Retrospective Amendment of Options...................................10
   7.3   Approvals............................................................10
   7.4   Termination..........................................................10
   7.5   Agreement............................................................10


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                                STOCK OPTION PLAN


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a) "Administrator" means, initially, the secretary of the Company and thereafter shall mean such Director or Employee of the Company as may be designated as Administrator by the Board from time to time.

(b) "Affiliate" means a parent corporation or a subsidiary corporation of the Company.

(c) "Associates" means, where used to indicate a relationship with any person:

         (i) any relative, including the spouse of that person or a relative of that person's spouse, where the relative has the same home as the person;

         (ii)     any partner, other than a limited partner, of that person;

         (iii) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; and

         (iv) any corporation of which such person beneficially owns or controls, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all outstanding voting securities of the corporation.

(d)      "Award  Date"  means the date on which the  Board  awards a  particular
         Option.

(e)      "Board" means the board of directors of the Company.

(f)      "Change of Control" means an occurrence when either:

         (i) a person (meaning a natural person, company, government, or political subdivision or agency of a government; and where two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of an issuer, such syndicate or group shall be deemed to be a person) other than the current control person of the Company, (as that term is defined in the Securities Act (British Columbia)), becomes a control person of the Company; or

         (ii) a majority of the directors elected at any annual or extraordinary general meeting of shareholders of the Company are not individuals nominated by the Company's then-incumbent Board.

(g) "Committee" means a committee of the Board appointed in accordance with the Plan or if no such committee is appointed, the Board itself.

(h)      "Company" means Trimark Energy Ltd.

(i)      "Consultant" means an individual or corporation who:

         (i) is engaged to provide, on a bona fide basis, consulting, technical, management or other services to the Company or any Affiliate of the Company, other than services provided in relation to a distribution and other than the services of a "registrant" (as that term is described in the Securities Act (British Columbia)) or "investor relations activities"(as that term is defined by TSX Venture Exchange);

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         (ii)     provides the  services  under a written  contract  between the
                  Company or Affiliate of the Company and the Person; and

         (iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company,

         and includes an RRSP or RRIF established by or for the individual under which he or she is the beneficiary.

(j)      "Corporation"   means  a  corporation,   incorporated   association  or
         organization, body corporate, partnership, trust, association or other entity.

(k) "Director" means any individual holding the office of director or senior officer of the Company or any subsidiary of the Company, and includes:

         (i)      any corporation wholly-owned by such individual; or

         (ii) any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(l)      "Employee" means:

         (i) any individual who works full-time for the Company or any subsidiary of the Company and such other individuals, such as "service providers" (as that term is defined by the TSE) as may, from time to time, be permitted by the rules and policies of the applicable Regula tory Authorities to be granted options as employees or as an equivalent thereto; or individual who works full-time or part-time for the Company or any Subsidiary and such other individuals as may, from time to time, be permitted by applicable Regulatory Rules to be granted Options as employees or as an equivalent thereto; or

         (ii) an individual who works for the Company or any Subsidiary of the Company either full-time or on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source, and includes:

         (iii)    any corporation wholly-owned by such individual; and

         (iv) any RRSP or RRIF established by or for such individual under which he or she is the beneficiary.

(m) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder.

(n) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the ExpiryDate.

(o) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.

(p)      "Expiry Date" means the date  determined in accordance  with  paragraph
         3.3 and after which a particular Option cannot be exercised.

(q) "Market Value" means the market value of the Company's Shares as determined in accordance with paragraph 3.5.

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(r)      "Management  Company  Employee"  means  an  individual  employed  by  a
         Corporation  providing  management  services to the Company,  which are
         required  for  the  ongoing   successful   operation  of  the  business
         enterprise of the Company, but excluding a Corporation engaged in "investor relations activities" (as that term is defined by TSX Venture Exchange).

(s) "Option" means an option to acquire Shares, awarded to a Director or Employee pursuant to the Plan.

(t) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option.

(u) "Option Holder" means a Director or Employee, or former Director or Employee, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person.

(v) "Outstanding Issue" is determined on the basis of the number of Shares that are outstanding (on a non-diluted basis) immediately prior to the share issuance or grant of Option in question.

(w)      "Plan" means this stock option plan.

(x)      "Personal Representative" means:

         (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

         (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(y) "Regulatory Authorities" means stock exchanges and other organized trading facilities on which the Company's Shares are listed, and all securities commissions or similar securities regulatory bodies having jurisdiction over the Company.

(z) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company.

1.2      CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be subject to and interpreted and construed in accordance with, the laws of the Province of British Columbia.

1.3      HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

1.4      EFFECTIVE DATE

The Plan will become effective on the date it is approved by the shareholders of the Company or such later date as may be determined by the Board.



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                                    ARTICLE 2
                            PURPOSE AND PARTICIPATION

2.1      PURPOSE

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees, Consultants and Management Company Employees, to reward such of those Directors, Employees, Consultants and Management Company Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors, Employees, Consultants and Management Company Employees to acquire Shares as long term investments.

2.2      PARTICIPATION

The Board shall, from time to time and in its sole discretion, determine those Directors and Employees, if any, to whom Options are to be awarded. The Board may, in its sole discretion, grant the majority of the Options to insiders of the Company. However, in no case will an Option Holder be granted an Option where the number of Shares that may be purchased pursuant to that Option exceed, when added to the number of Shares available for purchase pursuant to Options previously granted to the Option Holder which remain exercisable, 5% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted. The aggregate number of Options granted to any Consultants of the Company must not exceed 2% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted, unless the TSX Venture Exchange permits otherwise. The aggregate number of Options granted to persons employed in "investor relations activities" (as that term is defined by TSX Venture Exchange) must not exceed 2% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted, unless the TSX Venture Exchange permits otherwise.

2.3      NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4      COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5      LIMITATION

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director nor does it give any Option Holder that is an Employee, Consultant or Managmeent Company Employee the right to be or to continue to be employed or engaged by the Company or any subsidiary of the Company.

2.6      REPRESENTATIONS OF THE COMPANY

As a condition precedent to the issuance of an Option, the Company must be able to represent as of the Award Date that the Option Holder is a bona fide Director, Employee, Consultant or Managmeent Company Employee of the Company or a subsidiaryof the Company.

                                    ARTICLE 3
                         TERMS AND CONDITIONS OF OPTIONS

3.1      BOARD TO ISSUE SHARES

The Shares to be issued to Option Holders upon the exercise of Options, shall be unathorized and unissued Shares the issuance of which shall have been authorized by the Board.

3.2      NUMBER OF SHARES

Subject to adjustment as provided for in paragraph 3.8 of this Plan, the number of Shares which will be available for

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purchase  pursuant to Options granted  pursuant to this Plan will be that number of Shares which is 10% of the issued and outstanding shares of the Company from time to time. All stock options of the Company outstanding as of the Effective Date shall be deemed to be Options outstanding under this Plan. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of granting Options pursuant to this Plan.

3.3      TERM OF OPTION

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall be no later than the fifth anniversary of the Award Date of such Option.

3.4      TERMINATION OF OPTION

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in sub-paragraphs (a) to (c) below:

         (a)      Death

                  In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee (if he or she holds his or her Option as Employee), the Expiry Date shall be the first anniversary of the Option Holder's date of death; or

         (b)      Ceasing to Hold Office

                  In the event that the Option Holder holds his or her Option as a Director and such Option Holder ceases to be a Director other than by reason of death, the Expiry Date of the Option shall be, unless otherwise provided for in the Option Certificate, the 90th day following the date the Option Holder ceases to be a Director unless the Option Holder ceases to be a Director as a result of:

                  (i)      ceasing  to meet  the  qualifications  set  forth  in
                           section 114 of the Company Act, R.S.B.C.  1996, c.62;
                           or

                  (ii) a special resolution having been passed by the shareholders of the Company removing the Option Holder as a director of the Company or any subsidiary of the Company; or

                  (iii) an order made by any Regulatory Authority having jurisdiction to so order; in which case the Expiry Date shall be the date the Option Holder ceases to be a Director.

         (c)      Ceasing to be Employed

                  In the event that the Option Holder holds his or her Option as an Employee, Consultant or Management Company Employee and such Option Holder ceases to be an Employee, Consultant or Management Company Employee other than by reason of death, the Expiry Date of the Option shall be the 90th day following the date the Option Holder ceases to be an Employee, Consultant or Management Company Employee, unless the Option Holder ceases to be an Employee, Consultant or Management Company Employee as a result of:

                  (i)      termination for cause;

                  (ii)     resigning his or her position; or

                  (iii) an order made by any Regulatory Authority having jurisdiction to so order;

                  in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee,

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

                  Consultant or Management Company Employee.

Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the fifth anniversary of the Award Date of the Option.

3.5      EXERCISE PRICE

The price at which an Option Holder may purchase a Share upon the exercise of an Option shall be as set forth in the Option Certificate issued in respect of such Option and in any event shall not be less than the Market Value of the Company's Shares as of the Award Date. The Market Value of the Company's Shares for a particular Award Date shall be determined as follows:

         (a) for each organized trading facility on which the Shares are listed, Market Value will be the closing trading price of the Shares on the day immediately preceding the Award Date provided that if the Shares are traded on TSX Venture Exchange, the minimum Market Value in all cases will not be less than the Market Value on the TSX Venture Exchange, less the discount set forth below, subject to a minimum Market Value of $0.10:

                         Closing Price                          Discount
                         -------------                          --------
                         up to $0.50                               25%
                         $0.51 to $2.00                            20%
                         above $2.00                               15%

         (b) if the Company's Shares are listed on one or more organized trading facilities but have not tradedduring the ten trading day period immediately preceding the Award Date, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by resolution of the Board; and

         (c) if the Company's Shares are not listed on any organized trading facility, then the Market Value will be, subject to the necessary approvals of the applicable Regulatory Authorities, such value as is determined by a resolution of the Board.

Notwithstanding anything else contained herein, in no case will the Market Value be less than the minimum prescribed by each of the organized trading facilities that would apply to the Company on the Award Date in question.

3.6      ADDITIONAL TERMS

Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, the Board may attach other terms and conditions to the grant of a particular Option, such terms and conditions to be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

         (a) providing that an Option expires on a date earlier than as provided for herein;

         (b) providing that a portion or portions of an Option vest after certain periods of time or upon the occurrence of certain events, or expire after certain periods of time or upon the occurrence of certain events;

         (c) providing that options issued to Consultants performing Investor Relations Activities must vest in stages over 12 months with no more than of the options vesting in any three month period; and

         (d) providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company.

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3.7      NON-ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.8      ADJUSTMENTS

If prior to the complete exercise of any Option, the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.9      TIER 2 TSXV VENTURE EXCHANGE

While the Company is categorized as a Tier 2 issuer on the TSX Venture Exchange, the following additional provisions shall apply to the Plan and all Options thereunder:

         (a) with respect to paragraph 3.3, the Expiry Date of an Option shall be no later than the fifth anniversary of the Award Date of such Option;

         (b) an Option Holder may receive awards of no more than 5% of the issued and outstanding sharecapital of the Company in a one year period; and

         (c) with respect to subparagraph 3.4(c), the Expiry Date of an Option granted to an Employee who is engaged in "investor relations activities" (as that term is defined by TSX Venture Exchange) must be reduced from the 90th day following the date the Option Holder ceases to be an Employee as set out in subparagraph 3.4(c) to the 30th day, with all other provisions of the paragraph remaining the same.

                                    ARTICLE 4
                           TRANSFERABILITY OF OPTIONS

4.1      NON-TRANSFERABLE

Except as provided otherwise in this Article 4, Options are non-assignable and non-transferable.

4.2      DEATH OF OPTIONEE

If the employment of an Optionee as an employee or consultant of the Company, or the position of an Optionee as a director of the Company, terminates as a result of his or her death, any Options held by such Optionee shall pass to the Qualified Successor of the Optionee, and shall be exercisable by the Qualified Successor for a period of 12 months following such death.

4.3      DISABILITY OF OPTIONEE

If the employment of an Optionee as an employee or consultant of the Company, or the position of an Optionee as a director of the Company, is terminated by the Company by reason of such Optionee's Disability, any Option held by such Optionee that could have been exercised immediately prior to such termination of employment shall be exercisable by such Optionee, or by his Guardian, for a period of one year following the termination of employment of such Optionee.

4.4      DISABILITY AND DEATH OF OPTIONEE

If an Optionee who has ceased to be employed by the Company by reason of such Optionee's Disability dies within six months after the termination of such employment, any Option held by such Optionee that could have been exercised immediately prior to his or her death shall pass to the Qualified Successor of such Optionee, and shall be exercisable


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


by the Qualified Successor for a period of 12 months following the death of such Optionee.

4.5      UNANIMOUS AGREEMENT

If two or more persons constitute the Qualified Successor or the Guardian of an Optionee, the rights of such Qualified Successor or such Guardian shall be exercisable only upon the unanimous agreement of such persons.

4.4      DEEMED NON-INTERRUPTION OF EMPLOYMENT

Employment shall be deemed to continue intact during any military or sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee's right to re-employment with the Company is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee's re-employment is not so guaranteed, then his or her employment shall be deemed to have terminated on the ninety-first day of such leave.

                                    ARTICLE 5
                               EXERCISE OF OPTION

5.1      EXERCISE OF OPTION

An  Option  may  be  exercised  only  by  the  Option  Holder  or  the  Personal
Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time and from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

5.2      ISSUE OF SHARE CERTIFICATES

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the Share Certificate for the balance of Shares available under the Option.

5.3      CONDITION OF ISSUE

The Options and the issue of Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully co-operate with, the Company in complying with such laws, regulations, rules and policies.

                                    ARTICLE 6
                                 ADMINISTRATION

6.1      BOARD OR COMMITTEE

The Plan shall be administered by the Board, or by a Committee of the Board appointed in accordance with paragraph 6.2 below.

6.2      APPOINTMENT OF COMMITTEE

The Board may at any time appoint a Committee, consisting of not less than two of its members, to administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe, consistent with this Plan. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in their place, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

6.3      QUORUM AND VOTING

A majority of the members of the Committee shall constitute a quorum and, subject to the limitations in this Article 6, all actions of the Committee shall require the affirmative vote of members who constitute a majority of such quorum. Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself (but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to the granting of Options to him).

6.4      POWERS OF COMMITTEE

Any Committee appointed under paragrph 6.2 above shall have the authority to do the following:

         (a)      administer the Plan in accordance with its express terms;

         (b)      determine  all  questions   arising  in  connection  with  the
                  administration, interpretation and application of the Plan, including all questions relating to the value of the Shares;

         (c) correct any defect, supply any information, or reconcile any inconsistency in the Plan in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan;

         (d) prescribe, amend, and rescind rules and regulations relating to the administration of the Plan;

         (e) determine the duration and purposes of leaves of absence from employment which may be granted to Option Holders without constituting a termination of employment for purposes of the Plan;

         (f)      do the following with respect to the granting of Options:

                  (i) determine the Directos, Employees, Consultants or Management Company Employees to whom Options shall be granted, based on the eligibility criteria set out in this Plan;

                  (ii) determine the terms and provisions of the Option Agreement to be entered into with any Option Holder (which need not be identical with the terms of any other Option Agreement);

                  (iii) amend the terms and provisions of Option Agreements, provided the Committee obtaines:

                           A.       the consent of the Option Holder; and

                           B.       the  approval  of  any   organized   trading
                                    facility on which the Company is listed,

                  (iv)     determine when Options shall be granted; and

                  (v) determine the number of Shares subject to each Option;

         (g) make all other determinations necessary or advisable for the administration of the Plan.

6.5      OBTAIN REGULATORY APPORVAL

In administering this Plan, the Committee will obtain any regulatory approvals which may be required pursuant to applicable securities laws or the rules of any organized trading facility on which the Shares are listed.

6.6      ADMINISTRATION BY COMMITTEE

All determinations made by the Committee in good faith on matters referred to in paragraph 5.4 shall be final, conclusive, and binding upon all persons. The
Committee shall have all powers necessary or appropriate to accomplish its duties under this Plan. In addition, the Committee's administration of the Plan shall in all respects be consistent with the policies and rules of any stock exchange or organized trading facility on which the Shares are listed.

6.7      INTERPRETATION

The interpretation by the Board of any of the provisions of the Plan and determination by it pursuant thereto shall be final, conclusive and binding and shall not be subject to dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be personally liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

                                    ARTICLE 7
                            AMENDMENT AND TERMINATION

7.1      AMENDMENT OF PLAN

The Board or Committee may from time to time prospectively or retrospectively amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment. Within 12 months either before or after the adoption of such amendment by the Board or Committee, the approval of the majority of the votes cast at a meeting of the holders of Shares of the Company, must be obtained where such amendment:

         (a) increases the aggregate number of Shares which may be issued under the Plan;

         (b) materially modifies the requirements as to eligibility for participation in the Plan; or

         (c) materially increases the benefits accruing to Option Holders under the Plan.

7.2      RETROSPECTIVE AMENDMENT OF OPITON

The Board may from time to time, in accordance with TSX Venture Exchange policies and with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously granted. Any amendment to reduce the Exercise Price of an Option awarded to an "insider" of the Company (as that term is defined in the Securities Act (British Columbia)) must be approved by the shareholders of the Company, except that no such insider shall act upon the granting of an Option to himself (but any such insider may be counted in determining the existence of a quorum at any meeting of the shareholders during which action is taken with respect to the granting of Options to him).

7.3      APPROVALS

This Plan and any amendment to the Plan that requires it pursuant to TSX Venture Exchange policies, must be approved by a majority of the votes cast at a meeting of the holders of Shares of the Company, other than votes attaching to Shares beneficially owned by insiders of the Company (as that term is defined in the Securities Act (British Columbia)) and their Associates.

7.4      TERMINATION

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan.

7.5      AGREEMENT

The Company and every Option awarded hereunder shall be bound by and subject to the terms and conditions of this Plan. By accepting an Option granted hereunder, the Option Holder has expressly agreed with the Company to be bound by the terms and conditions of this Plan.

                                  SCHEDULE "A"

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this certificate and the underlying common shares of the Company may not be sold, transferred, hypothecated or otherwise traded in Canada or to or for the benefit of a Canadian resident until ____[insert date four months from Award Date].


                             TRIMARK RESOURCES LTD.

                                STOCK OPTION PLAN

                               OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of the Stock Option Plan (the "Plan") of Trimark Resources Ltd. (the "Company") and evidences that[Name of Option Holder] is the holder (the "Option Holder") of an option (the "Option") to purchase up to _______ common shares (the "Shares") in the capital stock of the Company at a purchase price of Cdn.$_____ per Share. Subject to the provisions of the Plan:

         (a)      the Award Date of this Option is ______, 200__; and

         (b)      the Expiry Date of this Option is ______, 200__.

This Option may be exercised at any time and from time to time from and inclduing the Award Date through to and inclduing up to 5:00 pm local time in Vancouver, British Columbia on the Expiry Date by delivery tothe Administrator of the Plan, an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to the Company in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

The foregoing opiton has been awarded this _____ day of ________, 200__.


TRIMARK RESOURCES LTD.

Per:

         ---------------------------
         _____________, Administrator,
         Stock Option Plan

The Option Holder acknowledges receipt of a copy of the Plan and represents that the Option Holder is familiar with the terms and provisions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Option Holder agrees to execute, deliver, file and otherwise assist the Company in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the Regulatory Authorities. The Option Holder further acknowledges that if the Plan has not been approved by the shareholders of the Company on the Award Date, this Option is not exercisable until such approval has been obtained.

Optionee:

______________________________             Date signed:_________________________

Signature

______________________________

Print Name

______________________________

Address

______________________________

                          OPTION CERTIFICATE - SCHEDULE


The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.

2.

3.

4.

5.


TRIMARK RESOURCES LTD.

Per:

         ---------------------------
         _____________, Administrator,
         Stock Option Plan

                                  SCHEDULE "B"

                             TRIMARK RESOURCES LTD.
                                STOCK OPTION PLAN

                          NOTICE OF EXERCISE OF OPTION


TO:               The Administrator, Stock Option Plan
                  TRIMARK RESOURCES LTD.
                  Suite 1305, 1090 West Georgia Street
                  Vancouver, BC  V6E 3V7
                  (or such other address as the Company may advise)


The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the "Plan") of Trimark Resources Ltd. (the "Company"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)      all of the Shares; or

(b)      __________________ of the Shares;

which are the subject of the Option Certificate attached hereto.

The undersigned tenders herewith a certified cheque or bank draft (circle one) payable to "Trimark Resources Ltd." in an amount equal to the aggregate Exercise Price of the aforesaid Shares and directs the Company to issue the certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address.


                           ___________________________________

                           ___________________________________

                           ___________________________________

                           ___________________________________


DATED the _________ day of __________________, 20____.





                                             -----------------------------------
                                             Signature of Option Holder